UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     Other Events

     Concurrent Computer Corporation (NASDAQ: CCUR) announced today the resignation of Paul C. Meyer, president of the Company's Integrated Solutions Division, effective at the close of business on Friday October 10, 2003. Jack Bryant will assume the role of president of the Integrated Solutions Division, in addition to his duties as president and chief executive officer of Concurrent.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  September 25, 2003.

                                    CONCURRENT COMPUTER CORPORATION



                                    By:   /s/ Steven R. Norton
                                       -----------------------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                           Officer and Secretary


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